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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               __________________


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: August 12, 2004
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                                 IA Global, Inc.
                                 ---------------
               (Exact Name of Registrant as specified in Charter)



         Delaware                      1-15863                  13-4037641
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(State or other jurisdiction     (Commission File No.)        (IRS Employer
     of incorporation)                                    Identification Number)



        533 Airport Boulevard, Suite 400, Burlingame, CA        94010
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           (Address of principal executive offices)           (Zip Code)




       Registrant's telephone number, including area code: (650) 685-2403
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Financial statements of business acquired- None.

         (b) Pro Forma financial information- None.

         (c) Exhibits:

         EXHIBIT NO.                       DESCRIPTION
         -----------                       -----------


            99.1 Press release dated June 24, 2004 relating to the opening of a second new sales office by Rex Tokyo.

            99.2 Press release dated July 27, 2004 relating to a sales increase to $9,382,000 for the quarter ended June 30, 2004 and a revenue estimate for the quarter ended September 30, 2004.

            99.3 Press release dated July 28, 2004 relating to the company's presentation at the Wall Street Analyst Forum on August 3, 2004.


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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  August 12, 2004                 IA Global, Inc.
                                        (Registrant)

                                        By: /s/ Alan Margerison
                                            -------------------
                                            Alan Margerison
                                            President and
                                            Chief Executive Officer


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